UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 4, 2004 (November 4, 2004)
Date of Report (Date of Earliest Event Reported)

LUMENIS LTD.
(Exact name of Registrant as Specified in Charter)

Israel	0-13012	N.A.

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 240, Yokneam, Israel	20692

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-4-959-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On November 4, 2004, Lumenis Ltd. (the “Company”) issued a press release announcing preliminary financial results for the third quarter and nine months ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits

99.1 Press release dated November 4, 2004, announcing the preliminary financial results of the Company for the third quarter and nine months ended September 30, 2004.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENIS LTD. BY: /S/ Lauri Hanover —————————————— Lauri Hanover Chief Financial Officer

Dated: November 4, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 4, 2004, announcing the preliminary financial results of the Company for the third quarter and nine months ended September 30, 2004.